EATON VANCE U.S. GOVERNMENT MONEY MARKET FUND
Supplement to Prospectus dated March 1, 2013

1.

The following replaces the first paragraph under “Purchasing Shares”:

Class A, Class B and Class C shares of the Fund are offered to shareholders in exchange for their Class A, Class B and Class C shares, respectively, of the Eaton Vance Group of Funds.  The Fund may suspend the sale of its shares at any time and any exchange order may be refused for any reason. The Eaton Vance funds do not accept investments from residents of the European Union or Switzerland.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Fund does not issue share certificates. Your initial purchase upon exchange must be at least $1,000.  After your initial exchange investment, additional exchange investments may be made in any amount at any time.

2.

Effective May 24, 2013, the hours of operation for Eaton Vance Shareholder Services are changing to 8:30 a.m. – 5:30 p.m. (eastern time) (Monday – Friday).

May 1, 2013	CMFPS